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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K


                                   CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   October 22, 1998

     ABN AMRO MORTGAGE CORPORATION (as depositor under the Pooling and Servicing Agreement, dated as of October 1, 1998 providing for, inter alia, the issuance of ABN AMRO Mortgage Corporation Mortgage Pass-Through Certificates Series 1998-4)

                           ABN AMRO MORTGAGE CORPORATION
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                (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                       Delaware
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                    (STATE OR OTHER JURISDICTION OF INCORPORATION)


           333-57027                               36-3886007
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   (COMMISSION FILE NUMBER)             (I.R.S. EMPLOYER IDENTIFICATION NO.)


   181 West Madison Street, Chicago, Illinois            60602
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)


                                    (248) 643-2530
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                 (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                    Not Applicable
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            (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.   OTHER EVENTS.

     On or about October 27, 1998, the Registrant will cause the issuance and sale of approximately $359,835,570 initial principal amount of Mortgage Pass-Through Certificates, Series 1998-4 (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of October 1, 1998, among ABN AMRO Mortgage Corporation, as depositor, Chase Bank of Texas, National Association, as trustee and LaSalle Home Mortgage Corporation, as servicer.

     In connection with the sale of the Series 1998-4 Certificates (the "Certificates"), the Registrant has been advised by Lehman Brothers Inc. ("Lehman"), that Lehman has furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Certificates following the effective date of Registration Statement No. 333-57027 which Computational Materials are being filed as exhibits to this report.

     The Computational Materials have been provided by Lehman. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

     The Computational Materials were prepared by Lehman at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

     In addition, the actual characteristics and performance of the mortgage loans underlying the Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

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

               ITEM 601(a) OF
               REGULATION S-K
EXHIBIT  NO.   EXHIBIT NO.         DESCRIPTION
------------   ----------------   ------------
     1             99             Computational Materials--
                                  Computational Materials (as defined in Item 5)
                                  that have been provided by Lehman to certain
                                  prospective purchasers of ABN AMRO Mortgage
                                  Corporation Mortgage Pass Through Certificates
                                  Series 1998-4 (filed in paper pursuant to the
                                  automatic SEC exemption pursuant to Release
                                  33-7427, August 7, 1997)

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ABN AMRO MORTGAGE CORPORATION
                                                (Registrant)




Dated: October 22, 1998                 By:           /s/ Maria Fregosi
                                           ------------------------------------
                                        Name:             Maria Fregosi
                                        Title:           Vice President

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                                  INDEX OF EXHIBITS



             ITEM 601(a) OF   SEQUENTIALLY
EXHIBIT      REGULATION S-K   NUMBERED
NUMBER       EXHIBIT NO.      DESCRIPTION                   PAGE
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Exhibit 1    99               Computational Materials        *










* Filed in paper pursuant to the automatic SEC exemption pursuant to Release 33-7427, August 7, 1997.


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